SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2004

KENNAMETAL INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-5318

Pennsylvania	25-0900168
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231
(Address of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (724) 539-5000

EXHIBIT 99.1

Item	Description	Page No.
1.	Changes in Control of Registrant	N/A
2.	Acquisitions or Disposition of Assets	N/A
3.	Bankruptcy or Receivership	N/A
4.	Changes in Registrant’s Certifying Accountant	N/A
5.	Other Events and Regulation FD Disclosure	2
6.	Resignations of Registrant’s Directors	N/A
7.	Financial Statements and Exhibits	N/A
8.	Change in Fiscal Year	N/A
9.	Regulation FD Disclosure	N/A
Amendments to Registrant’s Code of Ethics,
10.	or Waiver of a Provision of the Code of Ethics	N/A
11.	Temporary Suspension of Trading under
	Registrant’s Employee Benefit Plans	N/A
12.	Results of Operations and Financial Condition	N/A

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Item 5. Other Events and Regulation FD Disclosure

On April 19, 2004, Kennametal Inc. (“Kennametal” or “the Company”) issued a press release announcing its anticipated results for its fiscal 2004 third quarter ended March 31, 2004 and updating previously-announced guidance on its results for the full 2004 fiscal year.

The text of the Company’s announcement is reflected in Exhibit 99.1 of this Form 8-K.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennametal, Inc.

Registrant

Date: April 20, 2004	By:	/s/ Timothy A. Hibbard

Timothy A. Hibbard
Corporate Controller and
Chief Accounting Officer

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